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Exhibit 10.3.2

AMENDMENT NO. 4 TO
REVOLVING CREDIT AGREEMENT

        This AMENDMENT NO. 4 ("Amendment") dated as of June 30, 2003 is by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as an individual Lender and as Sole Lead Arranger and Administrative Agent ("Wachovia"), Wachovia in its capacity as the Lead Arranger and Administrative Agent is hereinafter the "Agent", MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as an individual Lender ("Merrill"), BANKNORTH, N.A., as an individual Lender ("Banknorth", and together with Wachovia and Merrill, the "Lenders") and TRC COMPANIES, INC., a Delaware corporation ("TRC") and the subsidiaries of TRC listed herein, (each a "Borrower" and collectively the "Borrowers").

W I T N E S S E T H:

        WHEREAS, the Borrowers, Agent and Lenders are parties to a certain Revolving Credit Agreement dated as of March 25, 2002, as amended by an Amendment No. 1 thereto dated as of August 30, 2002, as further amended by an Amendment No. 2 thereto dated as of September 16, 2002, and as further amended by an Amendment No. 3 thereto dated as of February 14, 2003 (said agreement, as so amended, and as further as amended and modified from time to time, the "Credit Agreement") and certain other Credit Documents executed and delivered in connection therewith;

        WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement to modify certain of the financial covenants set forth therein;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

  1.
  Defined Terms; Effect of Amendment.

  (a)
  Unless otherwise modified hereby, all capitalized terms used herein which are defined in the Credit Agreement, and not otherwise defined herein, are used herein as defined in the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement and modified herein shall have the meaning assigned to such terms in the Credit Agreement as so modified.

  (b)
  This Amendment is an amendment to the Credit Agreement. Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement. After the effective date of this Amendment, all references in the Credit Agreement to the "Credit Agreement", "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and all references in the Notes and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

        2.     Amendment to Credit Agreement.

  (a)
  The following new defined terms shall be inserted into Section 1.01 in their respective appropriate alphabetical order:

        "Environmental Remediation Liabilities" shall mean the current and long-term portion of the amount of all liabilities in respect of environmental remediation claims that are the responsibility of the Borrowers that are otherwise included in the Consolidated Total Liabilities."

        "Insurance Recoverable Assets" shall mean the amount of all unrealized insurance recoverables in respect of environmental remediation claims under the policies of insurance that inure to the benefit of the Borrowers that are included in the Consolidated Current Assets."

  (b)
  Section 8.07 of the Credit Agreement shall be amended and restated to read as follows:

        "8.07. Debt Service Coverage Ratio.    The Borrowers will not permit for each Test Period set forth below the ratio of (A) Consolidated EBITDA minus the sum of (i) Capital Expenditure and (ii) Earnout Payments to (B) the sum of (i) Consolidated Total Interest Expense plus Consolidated CPLTD, to be less than the ratio set opposite said Test Period:

Test Period	Ratio
Test Period ending June 30, 2003 and September 30, 2003	3.00 to 1.00
Test Period ending December 31, 2003	2.50 to 1.00
Test Period ended March 31, 2004	4.00 to 1.00
Test Period ended June 30, 2004 and each Test Period thereafter ending as of each fiscal quarter end occurring thereafter"	4.50 to 1.00
  (c)
  Section 8.09 of the Credit Agreement shall be amended and restated to read as follows:

        "8.09. Current Assets to Total Liabilities Ratio.    The Borrower will not permit the ratio of (A) Consolidated Current Assets minus Insurance Recoverable Assets to (B) Consolidated Total Liabilities minus Environmental Remediation Liabilities to be less than 1.00 to 1.00, at all times, measured quarterly."

3.
Full Force and Effect. Except as expressly modified by this Amendment, all of the terms and conditions of the Credit Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Lenders now have or may have in the future under or in connection with the Credit Agreement or such other agreements.

4.
Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each Borrower makes the following representations and warranties to the Lenders, which shall survive the execution and delivery hereof:

(i)
The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(ii)
No Event of Default has occurred and is continuing under the Credit Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

(iii)
The representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof in all material respects.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

6.
Governing Law. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

7.
Conditions Precedent. This Amendment shall not be effective until (i) the Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto, (ii) the Borrowers shall have paid to the Agent for the ratable benefit of the Lenders, a fee of $90,000 in respect of the amendment fees contemplated in Section 3.05 of the Credit Agreement, and (iii) Borrowers shall have paid all reasonable fees and expenses of the Agent's counsel incurred in connection with the preparation, negotiation, execution and delivery and review of this Amendment. The date on which all of the foregoing conditions are satisfied as determined by the Lenders is referred to herein as the "Effective Date".

8.
Execution Certification. The Borrowers hereto certified that this Amendment and each of the notes referenced in Section 10 above were executed by the Borrowers in the State of Connecticut and delivered to the Agent in the State of New Jersey.

        [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, THE UNDERSIGNED HAVE EXECUTED THIS AMENDMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE BORROWERS:

TRC COMPANIES, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Senior Vice President
TRC ENGINEERS, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Vice President & Treasurer
TRC ENVIRONMENTAL CORPORATION
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Vice President & Treasurer
TRC ENVIRONMENTAL SOLUTIONS, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Assistant Treasurer
TRC MARIAH ASSOCIATES INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Vice President & Treasurer
TRC GARROW ASSOCIATES, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
TRC ALTON GEOSCIENCE, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Assistant Treasurer
VECTRE CORP.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer

HUNTER ASSOCIATES TEXAS, LTD. By Hunter Associates, Inc., its General Partner
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
LOWNEY ASSOCIATES
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
OMNI ENVIRONMENTAL CORPORATION
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
IMBSEN & ASSOCIATES
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Assistant Treasurer
ENGINEERED AUTOMATION SYSTEMS, INCORPORATED
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
ECON CAPITAL, LP By TRC Companies, Inc., its General Partner
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
TRC ENERGYSOLVE LLC By TRC Companies, Inc., its Managing Member
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
GBF HOLDINGS LLC By TRC Companies, Inc., its Managing Member
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
PBWO HOLDINGS, LLC By TRC Companies, Inc., its Managing Member
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer

CO-ENERGY GROUP LLC
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Assistant Treasurer
HUNTER ASSOCIATES, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
METUCHEN REALTY ACQUISITION, LLC By TRC Companies, Inc., its Managing Member
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
E/PRO ENGINEERING AND ENVIRONMENTAL CONSULTING LLC
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
CARSON-SALCEDO-MCWILLIAMS, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
NEW CENTURY ENGINEERING SUPPORT SERVICES, LLC
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
SITE-BLAUVELT ENGINEERS, INC. (New Jersey)
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
SITE CONSTRUCTION SERVICES INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
SITE-BLAUVELT ENGINEERS, INC. (New York)
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer

SITE-BLAUVELT ENGINEERS, INC. (Virginia)
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
ESSEX ENVIRONMENTAL, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
CUBIX CORPORATION
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
NOVAK ENGINEERING, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
SGS WITTER, INC.
By:	/s/ HAROLD C. ELSTON, JR. Harold C. Elston, Jr., Treasurer
THE AGENT: WACHOVIA BANK, NATIONAL ASSOCIATION, (formerly known as First Union National Bank), as Agent
By:	/s/ PAUL J. BAKEY, JR. Paul J. Bakey, Vice President
THE LENDERS: WACHOVIA BANK, NATIONAL ASSOCIATION, (formerly known as First Union National Bank), individually
By:	/s/ PAUL J. BAKEY, JR. Paul J. Bakey Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
By:	/s/ DUSTIN J. VAN PEARSEM Dustin J. Van Pearsem, Assistant Vice President
BANKNORTH, N.A.
By:	/s/ JEFFREY R. WESTLING Jeffrey R. Westling, Senior Vice President

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  Exhibit 10.3.2
AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT
W I T N E S S E T H